UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 20, 2015

MICROFINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS
(State or other jurisdiction of incorporation)

001-14771 (Commission file number)	04-2962824 (IRS Employer Identification Number)

16 New England Executive Park, Suite 200, Burlington MA 01803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 994-4800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on December 13, 2014, TimePayment Corp., a direct, wholly-owned subsidiary of the Company (as defined below) (“TimePayment”) and MF2 Holdings LLC, an indirect, wholly-owned subsidiary of Parent (as defined below) (together with TimePayment, the “Borrowers”) entered into a Third Amended and Restated Credit Agreement (the “New Credit Agreement”) with Santander Bank, N.A. (“Santander”), as agent and certain lenders for a $200 million revolving credit facility (the “Revolving Credit Facility”).  The maximum principal amount of loans outstanding under the Revolving Credit Facility at any time is subject to a borrowing base based on, among other items, collateral value attributed to eligible receivables.  Availability of loans under the Revolving Credit Facility will be reduced by $43 million as long as any borrowings under a bridge loan facility entered into between Purchaser (as defined below), as borrower and Santander, as lender (the “Bridge Loan Facility”) remain outstanding.  As of January 22, 2015, the conditions precedent for borrowings under the Revolving Credit Facility and the Bridge Loan Facility have been met.  The Revolving Credit Facility is available to (i) refinance the Bridge Loan Facility, (ii) pay related fees and expenses incurred in connection with the Merger and (iii) provide ongoing working capital and other funding needs for the Borrowers.

Item 1.02. Termination of Material Definitive Agreement.

As previously reported, the Revolving Credit Facility will refinance and replace the $150 million revolving credit facility of TimePayment provided by Santander as agent, and the other lenders party thereto (the “Old Credit Agreement”).  The New Credit Agreement is an amendment and restatement of the Old Credit Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported, on December 13, 2014, MicroFinancial Incorporated, a Massachusetts corporation (“MicroFinancial” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MF Parent LP, a Delaware limited partnership (“Parent”) and MF Merger Sub Corp., a Massachusetts corporation and a wholly-owned subsidiary of Parent (“Purchaser”). Parent is an affiliate of funds managed by an affiliate of Fortress Investment Group LLC. In accordance with the Merger Agreement, Purchaser commenced a tender offer to purchase all outstanding shares of MicroFinancial’s common stock (the “Shares”) at a purchase price per Share of $10.20 in cash, without interest and less any applicable withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase to the Schedule TO (as amended or supplemented from time to time), and in the related Letter of Transmittal, filed by Parent and Purchaser with the Securities and Exchange Commission (the “SEC”) on December 19, 2014 (which, collectively and together with any amendments or supplements, constitute the “Offer”).

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into MicroFinancial (the “Merger”) on January 23, 2015 in accordance with the “short form” merger provisions available under Massachusetts law, which allow the completion of the Merger without a vote or meeting of stockholders of MicroFinancial, since Purchaser had acquired more than 90% of the outstanding Shares. On January 23, 2015, in connection with the Merger, MicroFinancial requested the Nasdaq Global Market (“Nasdaq”) remove its common stock from listing on Nasdaq, that the “MFI” trading designation be suspended and further requested that Nasdaq file a delisting application with the SEC to delist and deregister its common stock. On January 23, 2015, Nasdaq filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister MicroFinancial’s common stock. MicroFinancial will file with the SEC a certification on Form 15 under the

Exchange Act, requesting the deregistration of MicroFinancial’s common stock and the termination or suspension of MicroFinancial’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.01.

Item 3.02                   Unregistered Sales of Equity Securities.

In order to complete the Merger, on January 21, 2015, pursuant to Section 1.4 of the Merger Agreement, Purchaser gave notice of its intent to exercise its top-up option (the “Top-Up Option”) to purchase shares of MicroFinancial’s common stock to enable it to hold more than 90% of MicroFinancial’s outstanding Shares so that it could use the “short form” merger provisions available under Massachusetts law. Accordingly, on January 22, 2015, MicroFinancial issued 3,361,699 Shares (the “Top-Up Option Shares”) to Purchaser, at a price per Share of $10.20. Purchaser paid for the Top-Up Option Shares by delivery of a promissory note in the aggregate principal amount of $34,289,329.80.

MicroFinancial offered and sold the Top-Up Option Shares as a private placement pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.02.

Item 3.03. Material Modifications to Rights of Security Holders.

At the effective time of the Merger, each issued and outstanding Share (other than any Shares owned by Parent, Merger Sub, MicroFinancial or any of their respective subsidiaries, including (i) shares previously held by certain executive officers of MicroFinancial that they agreed to contribute to Parent and (ii) shares held by shareholders who properly exercised their appraisal rights in connection with the Merger under Massachusetts law) was converted into the right to receive the Offer Price. At the effective time of the Merger, holders of such Shares ceased to have any rights as holders of Shares (other than their right to receive the Offer Price) and accordingly no longer have any interest in MicroFinancial’s future earnings or growth.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.03.

Item 5.01. Changes in Control of Registrant.

As previously reported, the offering period under the Offer expired at 5:00 p.m., Eastern time, on Wednesday, January 21, 2015. According to American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), as of such time, 12,687,228 Shares (excluding 73,585 Shares that were committed to be tendered pursuant to guaranteed delivery procedures) were validly tendered and not withdrawn pursuant to the Offer, which represented approximately 87.7% of the then issued and outstanding Shares. Purchaser accepted for payment and paid for all of the Shares that were validly tendered and not withdrawn pursuant to the terms of the Offer (the “Acceptance Time”).

Pursuant to the terms and conditions of the Merger Agreement, Purchaser exercised the Top-Up Option, which permitted it to purchase the Top-Up Option Shares, at a price per Share of $10.20. Purchaser paid for the Top-Up Option Shares by delivery of a promissory note. Purchaser was merged with and into MicroFinancial on January 23, 2015 in accordance with the “short form” merger provisions available under Massachusetts law, which allow the completion of the Merger without a vote or meeting of stockholders of  MicroFinancial, since Purchaser had acquired more than 90% of the outstanding Shares.

In connection with the Merger, each issued and outstanding Share (other than any Shares owned by Parent, Merger Sub, MicroFinancial or any of their respective subsidiaries, including (i) shares previously held by certain executive officers of MicroFinancial that they agreed to contribute to Parent and (ii) shares held by shareholders who properly exercised their appraisal rights in connection with the Merger under Massachusetts law) was converted into the right to receive the Offer Price. Following the consummation of the Merger, MicroFinancial continued as the surviving corporation and an indirect wholly owned subsidiary of Parent.

The foregoing description of the Merger Agreement and related transactions is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

In connection with the Offer and the Merger (but not including payment for the Top-Up Option Shares), Parent and Purchaser paid, in the aggregate, approximately $149.3 million in cash consideration, consisting of a combination of available cash and borrowings from existing revolving credit facilities.

To the knowledge of MicroFinancial, except as set forth herein, there are no arrangements, including any pledge by any person of securities of MicroFinancial or Parent, the operation of which may at a subsequent date result in a further change in control of MicroFinancial.

Other information that may be required by Item 5.01(a) of Form 8-K is contained in (i) MicroFinancial’s Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the SEC on December 19, 2014, as subsequently amended and supplemented, and (ii) the Tender Offer Statement on Schedule TO, originally filed by Parent and Purchaser with the SEC on December 19, 2014, as subsequently amended and supplemented, and such information is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2015, the Company and Stephen J. Constantino, its Vice President, Human Resources, entered into a Severance Agreement and General Release that provided for the termination of Mr. Constantino’s employment with the Company effective as of January 22, 2015.  As contemplated by his existing employment agreement with the Company dated as of May 4, 2005, as amended December 24, 2008, Mr. Constantino will be paid his current base salary over a period of eighteen months, and he will be eligible for continued health and welfare benefits under the Company’s group health plan until the earlier of eighteen months or his becoming eligible for benefits under the plan of another employer. His outstanding equity awards will be treated as provided in the Merger Agreement.  The Company and Mr. Constantino also entered into a Consulting Agreement, dated January 23, 2015, under which Mr. Constantino may provide transitional human resource services to the Company, as requested, in connection with the training of a successor, with compensation at an hourly rate of $88.55 per hour, which agreement is terminable by the Company upon three days’ notice.

On  January 21, 2015, in accordance with the Company’s bylaws, prior to the time Purchaser accepted the Shares for payment in the Offer (the “Acceptance Time”), (i) Peter R. Bleyleben, Brian E. Boyle and Richard F. Latour  resigned from the Board of Directors of the Company (the “Board”), effective as of the Acceptance Time, and (ii) the members of the Board elected each of Steven Campbell, Douglas Greeff, David King and Scott Lustig (collectively, the “New Directors”) to the Board as directors of the Company by unanimous consent, effective as of the Acceptance Time. Each of the New Directors has advised the Company that, to the best of his knowledge, he is not currently a director of, and does not hold any position with, the Company or any of its subsidiaries. Each of the New Directors has further advised the Company that, to the best of his knowledge, neither he nor any of his immediate family members (i) has a familial relationship with any directors, other nominees or executive officers of the Company or any of its subsidiaries or (ii) has been involved in any transactions with the Company or any of its subsidiaries, in each case, that are required to be disclosed pursuant to the rules and regulations of the SEC, except as disclosed herein and in the Schedule 14F-1 which was filed by the Company with the SEC on December 19, 2014 (the “Schedule 14F-1”).

On January 23, 2015, in accordance with the Company’s bylaws, following the Acceptance Time but prior to the time the Merger became effective (the “Effective Time”), Fritz von Mering, Torrence C. Harder and Alan J. Zakon resigned from the Board, effective as of the Effective Time.

Biographical and other information with respect to each of the New Directors has been previously disclosed in the Schedule 14F-1 and is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2015, effective upon the closing of the Merger, the certificate of incorporation of MicroFinancial was amended and restated (the “Amended Charter”), and the bylaws of MicroFinancial were amended and restated (the “Amended Bylaws”). The Amended Charter and Amended Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of December 13, 2014, by and among MF Merger Sub Corp., MF Parent LP and MicroFinancial Incorporated (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MicroFinancial Incorporated on December 16, 2014).*

3.1	Amended and Restated Certificate of Incorporation of MicroFinancial Incorporated, dated January 23, 2015

3.2	Amended and Restated By-Laws of MicroFinancial Incorporated, dated January 23, 2015

10.1

Third Amended and Restated Credit Agreement among Santander Bank N.A., as Agent, the Lenders party thereto, TimePayment Corp., and MF2 Holdings LLC, dated December 13, 2014 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K/A filed by MicroFinancial Incorporated on December 18, 2014).*

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROFINANCIAL INCORPORATED
Registrant

By:	/s/ James R. Jackson, Jr.
James R. Jackson, Jr.
Vice President and Chief Financial Officer

Dated: January 23, 2015

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of December 13, 2014, by and among MF Merger Sub Corp., MF Parent LP and MicroFinancial Incorporated (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MicroFinancial Incorporated on December 16, 2014).*

3.1	Amended and Restated Certificate of Incorporation of MicroFinancial Incorporated, dated January 23, 2015

3.2	Amended and Restated By-Laws of MicroFinancial Incorporated, dated January 23, 2015

10.1

Third Amended and Restated Credit Agreement among Santander Bank N.A., as Agent, the Lenders party thereto, TimePayment Corp., and MF2 Holdings LLC, dated December 13, 2014 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K/A filed by MicroFinancial Incorporated on December 18, 2014).*

*Previously filed.